                                                                    EXHIBIT 99.1

                            JOINT FILER INFORMATION

                           Other Reporting Person(s)

1.  ESL PARTNERS, L.P.

Item                                    Information

Name:                                   ESL Partners, L.P.

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring                 December 9, 2019
Statement (Month/Day/Year):

Issuer Name and Ticker or               AUTONATION, INC. [AN]
Trading Symbol:

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:    RBS Partners, L.P.
                                        Its:   General Partner

                                        By:    ESL Investments, Inc.
                                        Its:   General Partner

                                        By:    /s/ Edward S. Lampert
                                               ------------------------
                                        Name:  Edward S. Lampert
                                        Title: Chief Executive Officer
                                        Date:  December 11, 2019

2.  RBS PARTNERS, L.P.

Item                                    Information

Name:                                   RBS Partners, L.P.

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring                 December 9, 2019
Statement (Month/Day/Year):

Issuer Name and Ticker or               AUTONATION, INC. [AN]
Trading Symbol:

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:    ESL Investments, Inc.
                                        Its:   General Partner

                                        By:    /s/ Edward S. Lampert
                                               ------------------------
                                        Name:  Edward S. Lampert
                                        Title: Chief Executive Officer
                                        Date:  December 11, 2019

3.  ESL INVESTMENTS, INC.

Item                                    Information

Name:                                   ESL Investments, Inc.

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring                 December 9, 2019
Statement (Month/Day/Year):

Issuer Name and Ticker or               AUTONATION, INC. [AN]
Trading Symbol:

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:    /s/ Edward S. Lampert
                                               ------------------------
                                        Name:  Edward S. Lampert
                                        Title: Chief Executive Officer
                                        Date:  December 11, 2019